FUND PARTICIPATION AGREEMENT


     THIS AGREEMENT made as of the ___ day of ________,, by and between OFFITBANK VARIABLE INSURANCE FUND, INC. ("FUND"), a Maryland corporation, OFFIT FUNDS DISTRIBUTOR, INC. ("DISTRIBUTOR"), a Massachusetts corporation, OFFITBANK ("ADVISER"), a New York trust company, and GREAT AMERICAN RESERVE INSURANCE COMPANY ("COMPANY"), a life insurance company organized under the laws of the State of Texas and GARCO EQUITY SALES, INC. ("UNDERWRITER"), a Texas corporation.

     WHEREAS, FUND is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the " 40 Act"), as an open-end, diversified management investment company; and

     WHEREAS, FUND is organized as a series fund comprised of several Portfolios ("Portfolios"), those currently available are listed on Appendix A hereto; and

     WHEREAS, FUND was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts of such life insurance companies ("Participating Insurance Companies"); and

     WHEREAS, FUND has received an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the FUND to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies ("Exemptive Order"); and

     WHEREAS, the COMPANY has established or will establish one or more separate accounts ("Separate Accounts") to offer Variable Contracts and is desirous of having FUND as one of the underlying funding vehicles for such Variable Contracts; and

     WHEREAS, the UNDERWRITER is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended and acts as the FUND's principal underwriter;

     WHEREAS, DISTRIBUTOR is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended and acts as the FUND's principal underwriter; and

     WHEREAS,  ADVISER  acts  as  the  Fund's  investment  adviser;  and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the COMPANY intends to purchase shares of FUND to fund the aforementioned Variable Contracts and FUND is authorized to sell such shares to the COMPANY at net asset value;

     NOW,  THEREFORE,  in consideration of their mutual promises, the COMPANY,
UNDERWRITER,    FUND,  DISTRIBUTOR  and  ADVISER  agree  as  follows:


                        Article I.  SALE OF FUND SHARES

     1.1 FUND agrees to make available to the Separate Accounts of the COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in FUND's Registration Statement.

     1.2 FUND agrees to sell to the COMPANY those shares of the selected Portfolios of FUND which the COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by FUND or its designee of the order for the shares of FUND. For purposes of this Section 1.2, the COMPANY shall be the designee of FUND for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the order by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such order by 9:00 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which FUND calculates its net asset value pursuant to the rules of the SEC.

     1.3 FUND agrees to redeem on the COMPANY's request, any full or fractional shares of FUND held by the COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by FUND or its designee of the request for redemption, in accordance with the provisions of this agreement and FUND's Registration Statement. For purposes of this
Section 1.3, the COMPANY shall be the designee of FUND for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the request for redemption by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such request for redemption by 9:00 a.m. New York time on the next following Business Day.

     1.4 FUND shall furnish, on or before the ex-dividend date, notice to the COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of FUND. The COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. FUND shall notify the COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

     1.5 FUND shall make the net asset value per share for the selected Portfolio(s) available to the COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. In the event that FUND is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the COMPANY to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which FUND takes to make the net asset value available to the COMPANY. If FUND provides the COMPANY with materially incorrect share net asset value information through no fault of the COMPANY, the COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the COMPANY.

     1.6 At the end of each Business Day, the COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, the COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock
Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of FUND shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to FUND by the COMPANY by 9:00 a.m. New York Time on the Business Day next following the COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

     1.7    If  the  COMPANY's order requests the purchase of FUND shares, the
COMPANY shall pay for such purchase by wiring federal funds to FUND or its designated custodial account on the day the order is transmitted by the
COMPANY. If the COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to the COMPANY, FUND shall use its best efforts to wire the redemption proceeds to the COMPANY by the next Business Day, unless doing so would require FUND to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to the COMPANY within three Business Days or such longer period permitted by the '40 Act or the rules, orders or regulations thereunder and FUND shall notify the person designated in writing by the COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time the same Business Day that the COMPANY transmits the redemption order to FUND. If the COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Portfolio as shown on Appendix B, FUND shall so apply such proceeds the same Business Day that the COMPANY transmits such order to FUND.

     1.8 FUND agrees that all shares of the Portfolios of FUND will be sold only to Participating Insurance Companies which have agreed to participate in FUND to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the Portfolios of FUND will not be sold directly to the general public.

     1.9 FUND may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors of the FUND (the "Board"), acting in good faith and in light of its duties under federal and any applicable state laws, deemed necessary, desirable or appropriate and in the best interests of the shareholders of such Portfolios.

     1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to the COMPANY or the Separate Accounts. Shares ordered from Portfolio will be recorded in appropriate book entry titles for the Separate Accounts.

                  Article II.  REPRESENTATIONS AND WARRANTIES

     2.1 The COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of Texas and that it has legally and validly established each Separate Account as a segregated asset account under such laws.

     2.2 The COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the 40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

     2.3 The COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the " 33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.

     2.4 The COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify FUND immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5 FUND represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the '33 Act to the extent required by that Act and sold in accordance with all applicable federal and state laws, and FUND shall be registered under the 40 Act to the extent required by that Act, prior to and at the time of any issuance or sale of such shares. FUND, subject to Section 1.9 above, shall amend its registration statement under the 33 Act and the 40 Act from time to time as required in order to effect the continuous offering of its shares. FUND shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by FUND.

     2.6 FUND represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

     2.7 FUND represents and warrants that each Portfolio invested in by the Separate Account intends to elect to be treated as a "regulated investment company" under Subchapter M of the Code, and to qualify for such treatment for each taxable year and will notify the COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

     2.8 DISTRIBUTOR represents and warrants that it is and will be a member in good standing of the National Association of Securities Dealers, Inc.
("NASD") and is and will be registered as a broker-dealer with the SEC. DISTRIBUTOR further represents that it will sell and distribute Portfolio shares in accordance with all applicable state and federal laws and regulations, including without limitation the '33 Act, the '34 Act and the '40 Act. DISTRIBUTOR represents that its operations are and shall at all times remain in material compliance with the laws of the State of Delaware to the extent required to perform this Agreement.

     2.9 DISTRIBUTOR represents and warrants that it is and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

     2.10 ADVISER represents and warrants that it is and will remain duly registered and licensed in all material respects under all applicable federal and state laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

     2.11 UNDERWRITER represents and warrants that it is and will be a member in good standing of the NASD and is and will be registered as a broker-dealer with the SEC. UNDERWRITER further represents that it will sell and distribute the Variable Contracts in accordance with all applicable state and federal laws and regulations, including without limitation the '33 Act, the '34 Act and the '40 Act. UNDERWRITER represents that its operations are and shall at all times remain in material compliance with the laws of the State of Texas to the extent required to perform this Agreement.

     2.12 UNDERWRITER represents and warrants that it is and will remain dully registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

               Article III.     PROSPECTUS AND PROXY STATEMENTS

     3.1 FUND shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of FUND. FUND shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

     3.2 At least annually, FUND or its designee shall provide the COMPANY, free of charge, with as many copies of the current prospectus for the shares of the Portfolios as the COMPANY may reasonably request for distribution to existing Variable Contract owners whose Variable Contracts are funded by such shares. FUND or its designee shall provide the COMPANY, at the COMPANY's expense, with as many copies of the current prospectus for the shares as the COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by the COMPANY in lieu thereof, FUND or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus for the FUND shares printed together in one document. The expenses of such printing will be apportioned between (a) the COMPANY and (b) FUND in proportion to the number of pages of the Variable Contract and shares' prospectus, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; FUND to bear the cost of printing the shares' prospectus portion of such document for distribution only to owners of existing Variable Contracts funded by the FUND shares and the COMPANY to bear the expense of printing the portion of such documents relating to the Separate Account; provided, however, the COMPANY shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Variable Contracts not funded by the shares. In the event that the COMPANY requests that FUND or its designee provide FUND's prospectus in a "camera ready" or diskette format, FUND shall be responsible for providing the prospectus in the format in which it is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g. typesetting expenses), and the COMPANY shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

     3.3 FUND will provide the COMPANY with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. The COMPANY will provide FUND with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

                         Article IV.  SALES MATERIALS

     4.1 The COMPANY will furnish, or will cause to be furnished, to FUND and DISTRIBUTOR, each piece of sales literature or other promotional material in which FUND or DISTRIBUTOR is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if FUND or DISTRIBUTOR objects to its use in writing within ten (10) Business Days after receipt of such material.

     4.2 FUND and DISTRIBUTOR will furnish, or will cause to be furnished, to the COMPANY, each piece of sales literature or other promotional material in which the COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if the COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

     4.3 FUND and its affiliates and agents shall not give any information or make any representations on behalf of the COMPANY or concerning the COMPANY, the Separate Accounts, or the Variable Contracts issued by the COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by the COMPANY or its designee, except with the written permission of the COMPANY.

     4.4 The COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of FUND or concerning FUND other than the information or representations contained in a registration statement or prospectus for FUND, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by FUND or its designee, except with the written permission of FUND.

     4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees (including so-called "broker only" materials), registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers,
Inc.  rules,  the    40  Act  or  the  '33  Act.

                        Article V.  POTENTIAL CONFLICTS

     5.1 The FUND will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on the COMPANY under Articles V and VI hereof.

     5.2 The Board will monitor FUND for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts investing in FUND. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of FUND are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; and (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners.

     5.3  The  COMPANY  will report any potential or existing conflicts to the
Board. The COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of the COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

     5.4    If  a  majority  of  the  Board  or  majority of its disinterested
Directors, determines that a material irreconcilable conflict exists, affecting the COMPANY, the COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested Directors), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from FUND or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of FUND, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e variable annuity or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of the COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, or because a particular state insurance regulator's decision applicable to the Company conflicts with that of the majority of other state regulators, the COMPANY may be required, at the election of FUND to withdraw the Separate Account's investment in FUND, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

     For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict but in no event will FUND or its affiliates (including any investment adviser of FUND) be required to establish a new funding medium for any Variable Contract. Further, the COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company shall withdraw the Separate Account's investment in the FUND and terminate this Agreement with respect to such Account within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to the COMPANY.

     5.6 No less than annually, the COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

                              Article VI.  VOTING

     6.1 The COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the 40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, the COMPANY, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. The COMPANY will be responsible for assuring that each of its Separate Accounts that participates in FUND calculates voting privileges in a manner consistent with other Participating Insurance Companies. The COMPANY will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

     6.2 The FUND will comply with all provisions of the '40 Act requiring voting by shareholders, and in particular the FUND will either provide for annual meetings or comply with Section 16(c) of the '40 Act (although the FUND is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, Section 16(b). Further, the FUND will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of Directors and with whatever rules the Commission may promulgate with respect thereto.

     6.3 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then FUND, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable and Articles V and VI hereof shall continue in effect only to the extent that terms and conditions substantially similar thereto are contained in such Rule(s) as so amended or adopted

                         Article VII.  INDEMNIFICATION

     7.1 Indemnification by the COMPANY. The COMPANY agrees to indemnify and hold harmless FUND, DISTRIBUTOR and ADVISER and each of their respective directors, principals, officers, employees and agents and each person, if any, who controls FUND, DISTRIBUTOR or ADVISER within the meaning of Section 15 of the 33 Act (collectively, the "Indemnified Parties" for purposes of this
Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the COMPANY, which consent shall not be unreasonably withheld) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of FUND's shares or the Variable Contracts and:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY by or on behalf of FUND for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or FUND shares; or

     (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of FUND not supplied by the COMPANY, or persons under its control) or wrongful conduct of the COMPANY or the UNDERWRITER or persons under their respective control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

     (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of FUND or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of the COMPANY; or

     (d) arise as a result of any failure by the COMPANY or the UNDERWRITER to provide substantially the services and furnish the materials under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the COMPANY or the UNDERWRITER in this Agreement or arise out of or result from any other material breach of this Agreement by the COMPANY.

     7.2 The COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     7.3 The COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the COMPANY of any such claim shall not relieve the COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the COMPANY shall be entitled to participate at its own expense in the defense of such action. The COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the COMPANY to such party of the COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     7.4 Indemnification by DISTRIBUTOR. DISTRIBUTOR agrees to indemnify and hold harmless the COMPANY and the UNDERWRITER and each of their respective directors, officers, employees, and agents and each person, if any, who controls the COMPANY or the UNDERWRITER within the meaning of Section 15 of the 33 Act (collectively, the "Indemnified Parties" for the purposes of this
Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of DISTRIBUTOR which consent shall not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of FUND's shares or the Variable Contracts and:

  (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of FUND (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to DISTRIBUTOR or FUND by or on behalf of the COMPANY for use in the registration statement or prospectus for FUND or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable contracts or FUND shares; or

 (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by DISTRIBUTOR or persons under its control) or wrongful conduct of FUND or DISTRIBUTOR or persons under their control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY for inclusion therein by or on behalf of FUND; or

  (d) except as set forth in section 7.7 below, arise out of or result from any material breach of any representation and/or warranty made by FUND or DISTRIBUTOR in this Agreement or arise out of or result from any other material breach of this Agreement by FUND or DISTRIBUTOR.

     7.5 DISTRIBUTOR shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     7.6 DISTRIBUTOR shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified DISTRIBUTOR in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify DISTRIBUTOR of any such claim shall not relieve DISTRIBUTOR from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, DISTRIBUTOR shall be entitled to participate at its own expense in the defense thereof. DISTRIBUTOR also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from DISTRIBUTOR to such party of DISTRIBUTOR's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and DISTRIBUTOR will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     7.7 In no event shall the DISTRIBUTOR be liable under the indemnification provisions contained in this agreement to any individual or entity, including without limitation, the COMPANY, the UNDERWRITER, or any Contract owner, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) the failure by the FUND or any Portfolio to qualify or maintain its qualification as a regulated investment company under Subchapter M of the Code, or (ii) the failure by the FUND or any Portfolio to comply with the diversification requirements of Section 817(h) of the Code.

     7.8 Indemnification by ADVISER. ADVISER agrees to indemnify and hold harmless the COMPANY and the UNDERWRITER and each of their directors, officers, employees, and agents and each person, if any, who controls the COMPANY or the UNDERWRITER within the meaning of Section 15 of the 33 Act (collectively, the "Indemnified Parties" for the purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of FUND's shares or the Variable Contracts and arise as a result of (a) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (b) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code.

     7.9 ADVISER shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     7.10 ADVISER shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party under Section 7.8(b), unless such Indemnified Party shall have notified ADVISER in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify ADVISER of any such claim shall not relieve ADVISER from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, ADVISER shall be entitled to participate at its own expense in the defense thereof. ADVISER also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from ADVISER to such party of ADVISER's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and ADVISER will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     7.11 The COMPANY agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of the COMPANY or, to the COMPANY's knowledge, of any Contract owner, annuitant, beneficiary or participant under a group Contract (collectively, "Participants"), that any Portfolio has failed to comply with the diversification requirements of section 817(h) of the Code or the COMPANY otherwise becomes aware of any facts that could give rise to any claim against the FUND or its affiliates as a result of such a failure or alleged failure:

     (a) the COMPANY shall promptly notify the ADVISER and FUND of such assertion or potential claim;

     (b) the COMPANY shall consult with the ADVISER and FUND as to how to minimize any liability that may arise as a result of such failure or alleged failure;

     (c) the COMPANY shall use its best efforts to minimize any liability of the FUND or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations Section 1.817-5(a)(2), that such failure was inadvertent;

     (d) the COMPANY shall permit the FUND, ADVISER, their respective affiliates and legal and accounting advisors to participate in any conferences, settlement discussions or other administrative or judicial proceedings or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to the FUND or its affiliates as a result of such a failure or alleged failure;

     (e) any written materials to be submitted by the COMPANY to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.817-5(a)(2)), (a) shall be provided by the COMPANY to the ADVISER (together with any supporting information or analysis) at least ten (10) business days prior to the day on which such proposed materials are to be submitted and (b) such materials (other than books and records of the COMPANY) shall not be submitted by the COMPANY to any such person without the express written consent of the ADVISER which shall not be unreasonably withheld;

     (f) the COMPANY shall provide the FUND, ADVISER, or their respective affiliates and legal and accounting advisors with such cooperation as the ADVISER shall reasonably request (including, without limitation, by permitting the FUND, ADVISER and their respective legal and accounting advisors to review the relevant books and records of the COMPANY) in order to facilitate review by the FUND, ADVISER or their respective advisors of any written submissions provided to it pursuant to the preceding clause or its assessments of the validity or amount of any claim against the FUND or its affiliates arising from such a failure or alleged failure;

     (g) the COMPANY shall not with respect to any claim of the IRS or any Participant that would give rise to a claim against the FUND or its affiliates
(a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of the FUND, ADVISER or their respective affiliates, which shall not be unreasonably withheld, provided that the COMPANY shall not be required to appeal any adverse judicial decision unless the FUND, ADVISER or their respective affiliates shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and

     (h) the FUND, ADVISER and their respective affiliates shall have no liability as a result of such failure or alleged failure if the COMPANY fails to comply with any of the foregoing clauses (a) through (g), and such failure could be shown to have materially contributed to the liability.

     Should the FUND, ADVISER or any of their respective affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, the COMPANY may, in its discretion, authorize the FUND, ADVISER or their respective affiliates to act in the name of the COMPANY in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event the FUND, ADVISER or their respective affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     7.12 In no event shall the DISTRIBUTOR or the ADVISER be liable under the indemnification provisions contained in this agreement to any individual or entity, including without limitation, the COMPANY, the UNDERWRITER, or any Contract owner, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the COMPANY or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the COMPANY or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

     7.13 The indemnification undertakings set forth in this Article VII are in addition to (but not duplicative of) any other liability the parties may have under this Agreement.

                       Article VIII.  TERM; TERMINATION

     8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

     8.2 This Agreement shall terminate in accordance with the following provisions:

   (a) At the option of the COMPANY, FUND, DISTRIBUTOR, ADVISER or UNDERWRITER, at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

  (b) At the option of the COMPANY, if FUND shares are not reasonably available to meet the requirements of the Variable Contracts as determined by the COMPANY. Prompt notice of election to terminate shall be furnished by the COMPANY, said termination to be effective ten days after receipt of notice unless FUND makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

 (c) At the option of the COMPANY, upon the institution of formal proceedings against FUND by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the COMPANY's reasonable judgment, materially impair FUND's ability to meet and perform FUND's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the COMPANY with said termination to be effective upon receipt of notice;

   (d) At the option of FUND or the DISTRIBUTOR, upon the institution of formal proceedings against the COMPANY by the SEC, the National Association of Securities Dealers, Inc., or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in FUND's reasonable judgment, materially impair the COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by FUND with said termination to be effective upon receipt of notice;

(e) In the event FUND's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by the COMPANY. Termination shall be effective upon such occurrence without notice;

   (f) At the option of FUND if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if FUND reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by the COMPANY;

  (g) At the option of the COMPANY, upon FUND's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of the COMPANY within ten days after written notice of such breach is delivered to FUND;

 (h) At the option of FUND, upon the COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of FUND within ten days after written notice of such breach is delivered to the COMPANY;

(i) At the option of FUND, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

(j)          In the event this Agreement is assigned without the prior written
consent  of    the  COMPANY,  FUND,  DISTRIBUTOR,  ADVISER  and  UNDERWRITER,
termination shall be effective immediately upon such occurrence without notice.

       8.3    Notwithstanding  any  termination  of this Agreement pursuant to
Section 8.2 hereof, FUND at the option of the COMPANY will continue to make available additional FUND shares, as provided below, pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts or the COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in FUND, redeem investments in FUND and/or invest in FUND upon the payment of additional premiums under the Existing Contracts. This section 8.3 shall not apply to any termination under Article V and the effect of such termination shall be governed by
Article  V  of  this  Agreement.

                             Article IX.  NOTICES

     Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If  to  FUND,  ADVISER  or  DISTRIBUTOR.

               OFFITBANK  Variable  Insurance  Fund,  Inc.
               237  Park  Avenue,  Suite  910
               New  York,  New  York  10017
               Att:  Stephen  Brent  Wells

          If  to  the  COMPANY  or  UNDERWRITER:

               Great  American  Reserve  Insurance  Company
               11815  N.  Pennsylvania  Street
               Carmel,  Indiana  46032-4572
               Attention:  Gregory  Gloeckner

     Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

                           Article X.  MISCELLANEOUS

     10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Maryland. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.


     10.5 (a) The FUND and DISTRIBUTOR shall pay no fee or other compensation to the COMPANY under this Agreement, except that if the FUND or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the DISTRIBUTOR may make payments to the COMPANY or to the underwriter for the Variable Contracts if and in amounts agreed to by the DISTRIBUTOR in writing and such payments will be made out of existing fees otherwise payable to the DISTRIBUTOR, past profits of the DISTRIBUTOR or other resources available to the DISTRIBUTOR. The FUND currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the FUND undertakes to have a Board of Directors, a majority of whom are not interested persons of the FUND, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     (b) Except as otherwise provided herein, or in any agreement supplementary hereto, each party hereto shall bear all expenses incident to its performance under this Agreement.

     10.6 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Directors or officers of FUND or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with FUND or a Portfolio must look solely to the property of FUND or that Portfolio, respectively, for enforcement of any claims against FUND or that Portfolio. It is also understood that each of the Portfolios shall be deemed to be entering into a separate Agreement with the COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with the COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

     10.7 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     10.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by COMPANY, FUND, DISTRIBUTOR, ADVISER and UNDERWRITER.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.


                                  OFFITBANK Variable Insurance Fund, Inc.


                                  By:_____________________________
                                  Name:
                                  Title:

Great American Reserve Insurance
    Company                       OFFIT Fund Distributors, Inc.


By:_____________________________  By:_____________________________
Name:                             Name:
Title:                            Title:


GARCO Equity Sales, Inc.          OFFITBANK


By:_____________________________  By:______________________________
Name:                             Name:
Title:                            Title:


                                  APPENDIX A

Fund  and  its  Portfolios

OFFITBANK  VIF  -  High  Yield  Fund

OFFITBANK  VIF  -  Investment  Grade  Global  Debt  Fund

OFFITBANK  VIF  -  Emerging  Markets  Fund

OFFITBANK  VIF  -  Total  Return  Fund

OFFITBANK  VIF  -  Global  Convertible  Fund


                                  APPENDIX B



Separate  Accounts                                         Selected Portfolios

Great  American  Reserve                      OFFITBANK VIF - Investment Grade
     Variable  Account  G                                     Global Debt Fund

                                              OFFITBANK  VIF  -  Total  Return
                                                                    Fund